UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2021
Cousins Properties Incorporated
(Exact name of registrant as specified in its charter)
Georgia 001-11312 58-0869052
(State or other jurisdiction of incorporation) (Commission File Number) (IRS Employer Identification Number)

3344 Peachtree Road NE, Suite 1800, Atlanta, Georgia 30326-4802
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (404) 407-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value per share	CUZ	New York Stock Exchange	("NYSE")

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the securities Act of 1933 (§230.405 of this chapter) or Rule 12b-12 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On August 3, 2021, Cousins Properties Incorporated (the “Company”) and its operating partnership, Cousins Properties LP, entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with Morgan Stanley & Co. LLC, BofA Securities, Inc., J.P. Morgan Securities LLC, TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as managers (collectively, the “Managers”), Morgan Stanley & Co. LLC, Bank of America, N.A., JPMorgan Chase Bank, National Association, The Toronto-Dominion Bank, Truist Bank and Wells Fargo Bank, National Association, as forward purchasers (collectively, the “Forward Purchasers”), and Morgan Stanley & Co. LLC, BofA Securities, Inc., J.P. Morgan Securities LLC, TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as forward sellers (collectively, the “Forward Sellers”), pursuant to which the Company may issue and sell, from time to time, through the Managers, as the Company’s agents, or to the Managers for resale, shares of the Company’s common stock, par value $1.00 per share, having an aggregate gross sales price of up to $500 million. The Company also entered into separate Master Forward Confirmations on August 3, 2021 (each, a “Master Forward Confirmation” and collectively, the “Master Forward Confirmations”) with each of the Forward Purchasers.
The shares of common stock to be sold pursuant to the Equity Distribution Agreement will be issued pursuant to a prospectus dated March 2, 2020, and a prospectus supplement filed with the Securities and Exchange Commission on August 3, 2021, in connection with one or more offerings of shares from the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-236822). Sales of shares of the Company’s common stock through the Managers, if any, will be made in amounts and at times to be determined by the Company from time to time, but the Company has no obligation to sell any of the shares in the offering and may suspend sales in connection with the offering at any time. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of the Company’s common shares and determinations by the Company of the appropriate sources of funding for the Company. Any sales of shares of the Company’s common stock through the Managers will be made by means of ordinary brokers’ transactions on the New York Stock Exchange or otherwise at market prices prevailing at the time of sale, in block transactions, or as otherwise agreed upon by us and the Managers.
The Equity Distribution Agreement provides that, in addition to the issuance and sale of shares by the Company through the Managers, the Company may also enter into one or more forward sale agreements under any of the Master Forward Confirmations. In connection with any forward sale agreement, the relevant Forward Purchaser or its affiliate will, at the Company’s request, borrow from third parties and, through its affiliated Forward Seller, sell a number of shares equal to the number of shares underlying such forward sale agreement. In no event will the aggregate number of shares sold through the Managers under the Sales Agreements or pursuant to the forward sale agreements and under the Master Forward Confirmations have an aggregate sales price in excess of $500 million.
The Company will not initially receive any proceeds from the sale of borrowed shares by a Forward Seller. The Company expects to fully physically settle each particular forward sale agreement (by delivering shares) with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular forward sale agreement, in which case the Company will expect to receive aggregate net cash proceeds at settlement equal to the number of shares underlying the particular forward sale agreement multiplied by the relevant forward sale price. However, subject to certain conditions, the Company may also elect to cash settle or net share settle a particular forward sale agreement, in which case the Company may not receive any proceeds (in the case of cash settlement) or will not receive any proceeds (in the case of net share settlement), and the Company may owe cash (in the case of cash settlement) or shares (in the case of net share settlement) to the relevant Forward Purchaser.
Each Manager will receive from the Company a commission of up to 2.0% of the gross sales price per share for any shares of common stock sold through it under the Equity Distribution Agreement. In connection with any forward sale agreement, the relevant Forward Seller will receive, in the form of a reduced initial forward sale price under the related forward sale agreement, commissions at a mutually agreed rate of up to 2.0% of the gross sales prices of all borrowed shares of common stock sold during the applicable forward hedge selling period by it as Forward Seller.
The Company intends to use the net proceeds (1) from the sale of shares of common stock sold pursuant to the Equity Distribution Agreement, and (2) upon the settlement of any forward sale agreement, in each case, for working capital, capital expenditures and other general corporate purposes, which may include the acquisition, development and redevelopment of office properties, other opportunistic investments and repayment and refinancing of debt.
This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.
The Equity Distribution Agreement and the form of Master Forward Confirmation are filed as Exhibits 1.1 and 99.1 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference. The foregoing description of the Equity

Distribution Agreement, the Master Forward Confirmations and the transactions contemplated thereby is qualified in its entirety by reference to Exhibits 1.1 and 99.1.
Exhibits 5.1 and 23.1 to this Current Report on Form 8-K are filed herewith in connection with the Company’s effective registration statement on Form S-3 (Registration No. 333-236822) and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
    (a)    Exhibits

Exhibit Number	Exhibit Description

1.1
Equity Distribution Agreement, dated August 3, 2021, between Cousins Properties Incorporated, Cousin Properties LP and Morgan Stanley & Co. LLC, BofA Securities, Inc., J.P. Morgan Securities LLC, TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as managers, Morgan Stanley & Co. LLC, Bank of America, N.A., JPMorgan Chase Bank, National Association, The Toronto-Dominion Bank, Truist Bank and Wells Fargo Bank, National Association, as forward purchasers, and Morgan Stanley & Co. LLC, BofA Securities, Inc., J.P. Morgan Securities LLC, TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as forward sellers

5.1	Opinion of King & Spalding LLP
23.1	Consent of King & Spalding LLP (included in Exhibit 5.1)
99.1	Form of Master Forward Confirmation (included in Exhibit 1.1)
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2021

COUSINS PROPERTIES INCORPORATED

By:	/s/ Pamela F. Roper
Pamela F. Roper
Executive Vice President, General Counsel, and
Corporate Secretary